UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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NF Energy Saving Corporation

(Name of Registrant as Specified In Its Charter)

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NF Energy Saving Corporation

390 Qingnian Avenue, Heping District, Shenyang
Liaoning Province, P. R. China 110015

Annual Meeting Notice
December 09, 2015

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Stockholders of NF Energy Saving Corporation (the “Company”). The Annual Meeting will be held at 9:30 a.m. (local time) on Wednesday, December 9, 2015 at 1 Irving Place, #08-11, The Commerze @ Irving Singapore, Singapore 369546. The meeting will be held for the following purposes:

1.	To elect five directors to serve for the ensuing year and until their successors are elected.
2.	To ratify the selection by the Audit Committee of the Board of Directors of HKCMCPA Company Limited as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.
3.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is October 19, 2015. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Gang Li
Chairman & CEO

Shenyang, China
November 9, 2015

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT NOVEMBER 9, 2015. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•	COMPLETE AND RETURN A WRITTEN PROXY CARD; OR
•	ATTEND THE COMPANY’S 2015 ANNUAL MEETING OF STOCKHOLDERS AND VOTE

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON DECEMBER 09, 2015 — THE PROXY STATEMENT AND THE 2014 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT HTTP://NFENERGYSAVINGCORP.INVESTORROOM.COM

i

NF ENERGY SAVING CORPORATION
390 Qingnian Avenue, Heping District, Shenyang
Liaoning Province, P. R. China 110015

PROXY STATEMENT FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement contains information related to the 2015 Annual Meeting of Stockholders (“Annual Meeting”) of NF Energy Saving Corporation, a Delaware corporation (“we”, “us”, “our”, “NF Energy”, or “the Company”), to be held at 1 Irving Place, #08-11, The Commerze @ Irving Singapore, Singapore 369546 on Wednesday, December 09, 2015 at 9:30 a.m., local time, and at any postponements or adjournments thereof. The approximate date of mailing for this proxy statement and a copy of our Annual Report on Form 10-K for the year ended December 31, 2014 is November 9, 2015. You are invited to attend the Annual Meeting, and we request that you vote on the proposals described in this Proxy Statement. You do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Record Date

Our Board of Directors has set October 19, 2015 as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponements thereof. On the Record Date there were 6,553,289 shares of Common Stock outstanding, each entitled to one vote per share.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Our Bylaws provide that fifty-one percent (51%) of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders.

Voting by Proxy

If your shares are registered directly in your name with Corporate Stock Transfer, Inc., our transfer agent, you are considered a stockholder of record. As a stockholder of record at the close of business on the Record Date, you can vote in person at the Annual Meeting or you can provide a proxy to be voted at the meeting by signing and returning the enclosed proxy card. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board of Directors. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” all the nominees to the Board of Directors in Proposal I, and “For” Proposal II. If any other matter is properly presented at the Annual Meeting, your proxy (i.e., one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If your shares are held in a stock brokerage account or otherwise by a nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares cannot be voted and will be treated as broker non-votes.

Required Vote

Election of Directors.  Directors are elected by a plurality of the affirmative votes cast by those shares of Common Stock present, either in person or represented by proxy, and entitled to vote at the Annual Meeting. Broker non-votes will count towards the quorum but will have no effect on the outcome of the vote. Stockholders do not have the right to cumulate their votes for directors.

Ratification of the Auditors.  The affirmative vote of a majority of the shares of Common Stock present, either in person or represented by proxy, at the Annual Meeting is required to approve this proposal. Abstentions will have the same effect as an “Against” vote while vote broker non-votes will have no effect on the outcome of the vote.

Revocation of Proxy

Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Annual Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Annual Meeting, or (iii) attendance at the Meeting and voting in person. If your shares are held in street name, you must follow the instructions provided by your broker or bank.

Cost of Proxy Solicitation

We will pay for the entire cost of soliciting proxies by our Board of Directors. In addition to the solicitation of proxies by mail, solicitation may be made personally or by telephone or electronic communication by our directors, officers and employees, none of whom will receive additional compensation for these services. We will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in connection with distributing forms of proxies and proxy materials to the beneficial owners of our Common Stock.

Stockholder Proposals for next Annual Meeting

Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders of the Company may present proper proposals for inclusion in the Company’s Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the Proxy Statement distributed to stockholders prior to the annual meeting of stockholders in the year 2016, a stockholder proposal must be received by the Company no later than July 12, 2016 and must otherwise comply with the requirements of Rule 14a-8.

Stockholder proposals should be delivered in writing to NF Energy Saving Corporation, Room 3105, Block C, 390 Qingnian Avenue, Heping District, Shenyang, Liaoning Province, P. R. China 110015 Attention: Secretary.

PROPOSAL I

ELECTION OF DIRECTORS

There are five nominees for election to the Company’s Board of Directors. The names of the persons who are nominees for director and their positions and offices with the Company are set forth in the table below. Each director to be elected will hold office until the 2016 Annual Meeting of Stockholders and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authorization to do so is not withheld, for the election of the five nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee as the Board of Directors may propose. Each of the nominees listed below has been nominated for and has agreed to stand for election and management has no reason to believe that any nominee will be unable to serve.

The following table provides information regarding each nominee to our Board of Directors:

Name	Age	Position
Gang Li	62	Chairman, President and Chief Executive Officer
Lihua Wang	55	Director, Chief Financial Officer
Mia Kuang Ching	49	Director
Jianxin (Jason) Wang	62	Director
Zhuting Liu	76	Director

Gang Li — Chairman, President and Chief Executive Officer

Mr. Gang Li became the Chairman and Chief Executive Officer and President of the Company in November 2006. Mr. Li was born in 1953. He graduated from Tianjin University with a bachelor degree in science and a master degree in law.

Mr. Li was the director of Technology Innovation Department under the Liaoning Province Planning and Economy Commission as well as the Director of the Economic Operation Department under Liaoning Province Economic and Trade Commission. From April 1984 to July 1998, he participated in and helped to prepare the Eighth and the Ninth Five-Year Plan regarding the technological improvement in eight industries including energy, transportation, and other various metallurgical industries. Mr. Li has also helped to organize and implement several projects in connection with technological improvements spanning across over 500 key products, 100 major projects, 100 enterprises and 8 industries, including the famous “115 engineering project”. Due to Mr. Li’s leadership on the “115 engineering project” and as a result of the above-mentioned technological improvements, he was awarded the Enterprise Technology Advancement Award by China’s National Technology Improvement Commission.

Mr. Li is also an accomplished author and with several published papers and books discussing various industry topics. His book “An Introduction to Technological Improvement” was published by the prestigious Xinhua Publishing House. In addition, the Liaoning Provincial Government awarded his paper titled “Macro-indicator Review Systems in Enterprise Technology Improvement” with the National Major Outcome prize and a second-place award in the category of Technological Advancement.

Between 1998 and 2006, Mr. Li was the General Manager of Liaoning project company, one of the three pilot and demonstration companies of the GEF/WB/NDRC China Energy Conservation Promotion Project. Mr. Li led the team working on “Energy Management Contract” model of energy saving projects, which completed 256 energy saving projects for 216 customers. The accumulated total investment for the projects was 0.452 billion RMB, with an accumulated savings of 1.67 million tons of standard coal, which resulted in a reduction of CO2 emissions by 1.52 million tons. These achievements have been highly awarded by the World Bank and National Development and Reform Commission (NDRC). In 2006, after the promotion projects were completed, Mr. Li established Liaoning Nengfa Weiye Energy Technology Corporation Ltd. Mr. Li also serves as the Deputy Director of the Liaoning Provincial Resource Saving and Comprehensive Application Association. He also holds the offices of Deputy Director for the China Energy Conservation Association and

Deputy Director for the Energy Conservation Committee under the China Energy Research Association. We believe Mr. Li’s qualifications to serve on our Board of Directors include his relationships with various government officials at local and provincial levels, and his experience in consolidating resources and ability to obtaining capital financing.

Lihua Wang — Director, Chief Financial Officer

Ms. Lihua Wang was born in 1960. Ms. Wang has been a Director and the Chief Financial Officer of the Company since November 2006. She is also the general manager of the 100% owned subsidiary Liaoning Nengfa Weiye Energy Technology Company Ltd. in China. She graduated with a master degree in accounting from the Graduate School of the Ministry of Finance in the People’s Republic of China.

Since May 1996, Ms. Wang has been involved in the building of Liaoning Energy Management Contract (EMC) Project Company, which is one of the three pilot and demonstration companies of the GEF/WB/NDRC China Energy Conservation Promotion Project. Ms. Wang is the chief financial officer of Liaoning EMC. In August 2003, the World Bank recommended her as the premier expert to the Chinese EMC Association. We believe Ms. Wang’s qualifications to serve on our Board of Directors include her knowledge of PRC tax policies, her ability to manage corporate risk, and her experience in project assessments.

Mia Kuang Ching — Independent Director, Chairman of Audit Committee

Mr. Mia Kuang Ching is currently a private consultant on merger and acquisition projects. Up until December 2, 2011, he was the managing partner of SBA Stone Forest Corporate Advisory (Shanghai) Co., Ltd. From 1992 to 1994 he was Regional Accountant (South Europe) of Singapore Airlines. From 1994 to 1997, he was the Group Financial Controller of Fullmark Pte. Ltd., and responsible for operating in China, Hong Kong, Malaysia and Vietnam. He was in-charge of strategic investment, group financing and mergers and acquisitions. From 1997 to 2000, he was the Chief Accountant of Dalian Container Terminal, a joint venture formed by PSA Corporation of Singapore and the Port of Dalian Authority.

Mr. Ching became an Independent Director of the Company in August 2009 and is Chairman of the Audit Committee. We believe Mr. Ching’s qualifications to serve on our Board of Directors include his years of business experience and his familiarity with financial accounting matters.

Jianxin (Jason) Wang — Independent Director, Chairman of Nomination Committee

Mr. Jianxin Wang is a senior corporate executive with over 15 years of experience in promoting industrial energy efficiency, and strong leadership skills in corporate strategy development, business management and equity investment, as well as in depth knowledge on Chinese government policies and regulations on clean technology, renewable energy and energy efficiency. Mr. Wang has been the Vice President of International Fund for China’s Environment, a Washington DC based NGO since December 2013. Between September 2011 and December 2013, Mr. Wang was the General Manager of Gaoping Ronggao PV Solar Development Co. Ltd, a privately owned Chinese wafer and PV cell company. From January 2008 until December 2010, Mr. Wang was the Managing Director of China Carbon Corporation (CCC), an international company engaged in carbon trading, and the Managing Director of Cosmos International Corp. a Canadian investment consulting firm in Beijing. Previously, Mr. Wang served as the President of Sparkles International Development Corp. a Virginia based energy efficiency consulting and trading firm from 1993 to December 2007, and a senior consultant for Chicago Climate Exchange in 2006 and a research assistant at the World Bank in 1991. Mr. Wang is the Deputy Director of the Enterprise Energy Saving Committee and the Deputy Secretary General of the Energy Efficiency Investment and Assessment Committee of China Energy Research Society and he is an energy expert for the State Development Bank of China.

Mr. Wang became an Independent Director of the Company in August 2009 and is Chairman of the Nominating Committee. We believe Mr. Wang’s qualifications to serve on our Board of Directors include his experience in the areas of climate change and carbon trade and energy efficiency.

Zhuting Liu — Independent Director, Chairman of Compensation Committee

Zhuting Liu was appointed to the Board of Directors in August 2014. Mr. Liu is currently retired. Prior to his retirement, Mr. Liu was the former director of the Coal Association, the standing director of the Energy Research Institute of Liaoning Province, the executive director of the Association of Mineral Resources in Liaoning Province and a director of the Energy Department of Liaoning Province Planning and Economy Commission. From 1981 – 1991, he was one of the vice directors of Liaoning Province Planning and Economy Commission. Mr. Liu was also an editor of an energy-saving magazine and presided over drafting regulations on the energy saving in Liaoning Province. Mr. Liu received his bachelor’s degree from Liaoning Engineer Technology University.

Mr. Liu became an Independent Director in August 2014 and is Chairman of the Compensation Committee. We believe Mr. Liu’s qualifications to serve on our Board of Directors include his contributions in the development of energy saving industry in Liaoning Province, China and his influence in the field of energy industry.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE
NOMINEES IN PROPOSAL I

CORPORATE GOVERNANCE

Board Leadership Structure

The Board considers and establishes the appropriate leadership structure for the Company. The Board has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board. The Board believes that it is important to retain the flexibility to make this determination based on the circumstances at the time of the determination, recognizing that no single leadership structure will best serve the Company in all cases. This allows the Board to use its broad experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining its ability to either separate or combine the roles of Chairman and Chief Executive Officer.

Gang Li serves as our Chief Executive Officer and Chairman of the Board. The Board believes that Mr. Li’s diverse work experience, his education, and his demonstrated leadership ability make him the best choice currently to serve as our Chairman of the Board. The Board believes that the Company’s current model of the combined Chairman/CEO role is the appropriate structure for NF Energy at this time.

Independence of the Board of Directors

As required under the listing standards of the Nasdaq Stock Market, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Company’s Board of Directors consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq Stock Market, as are in effect from time to time.

Consistent with these considerations, the Board of Directors has affirmatively determined that Mia Kuang Ching, Jianxin (Jason) Wang and Zhuting Liu are “independent” within the meaning of the applicable Nasdaq listing standards.

Committees of the Board of Directors

The Board has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee. Each committee’s members all qualify as “independent” under the rules and regulations of the SEC and the Nasdaq Stock Market.

Audit Committee

The current members of the Company’s Audit Committee are Mia Kuang Ching, Zhuting Liu and Jianxin (Jason) Wang. Mr. Ching is the chairman of the committee and also qualifies as an “audit committee financial expert” within the meaning of the rules of the SEC and the Nasdaq Stock Market. The Audit Committee reviews and reports to the Board on our internal accounting and financial controls and on the accounting principles and auditing practices and procedures to be employed in preparing and reviewing our consolidated financial statements. The Audit Committee is also responsible for engaging and overseeing our independent public accountants, the scope of the audit to be undertaken by such accountants and the pre-approval of any audit and permitted non-audit services provided by such accountants. During 2014, the Audit Committee held four meetings.

The Audit Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at: www.nfenergy.com.

Compensation Committee

The current members of the Company’s Compensation Committee are Jianxin Wang and Zhuting Liu. Mr. Liu is chairman of the committee. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the Company’s executive officers and other managerial employees, including the determination, in its discretion, of the amount of annual bonuses, if any, for our executive officers and other professionals. The Compensation Committee advises and consults with our senior executives as may be requested regarding managerial personnel policies. During 2014, the Compensation Committee held four meetings.

The Compensation Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at: www.nfenergy.com.

Nominating Committee

The current members of the Company’s Nominating Committee are Jianxin (Jason) Wang and Zhuting Liu. Mr. Wang is chairman of the committee. The Nominating Committee identifies and recommends nominees to the Board and oversees compliance with our corporate governance guidelines. During 2014, the Nominating Committee held four meetings.

The Nominating Committee is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board. The Nominating Committee reviews the composition of the Board in light of the Company’s changing requirements, its assessment of the Board’s performance, and the inputs of stockholders and other key constituencies.

While the Nominating Committee has not adopted specific minimum criteria for director nominees, the Committee looks for certain characteristics common to all board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

In addition, the Nominating Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills that can help the Board to meet the broad set of challenges that it confronts. These individual qualities can include matters like experience in the Company’s industry, technical experience (for example, financial or technological expertise), experience gained in situations comparable to the Company’s, leadership experience, and relevant geographical experience. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.

The following is a brief description of the specific experience and qualifications, attributes or skills of each director that led to the conclusion that such person should serve as a director of NF Energy:

•	Mr. Li’s qualifications to serve on our Board of Directors include his relationships with various government officials at local and provincial levels, and his experience on consolidating resources and ability to obtaining capital financing.
•	Ms. Wang’s qualifications to serve on our Board of Directors include her knowledge of PRC tax policies, her ability to manage corporate risk, and her experience in project assessments.
•	Mr. Ching’s qualifications to serve on our Board of Directors include his years of business experience and his familiarity with financial accounting matters.
•	Mr. Wang’s qualifications to serve on our Board of Directors include his experience in the areas of climate change, carbon trade and energy efficiency.
•	Mr. Liu an outstanding contributor in the development of energy saving industry in Liaoning Province, China and has great influence in the field of energy industry.

The Nominating Committee will consider all bona fide candidates for election to the Board of Directors and will consider any stockholder nominations pursuant to the same criteria, provided those nominated are submitted in accordance with applicable law and within the time periods set forth herein for receipt of stockholder proposals for the 2016 Annual Meeting of Stockholders. To date, the Company has not received any recommendations from stockholders for candidates for inclusion on the committee’s slate of nominees.

The Nominating Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at: www.nfenergy.com.

Meetings of the Board of Directors

The Board of Directors met five times during 2014 and acted five times by unanimous written consent. All directors attended at least 75% of the meetings of the Board of Directors held during the period for which they were a director.

We expect all of our directors attend the 2015 Annual Meeting of Stockholders. We do not maintain a formal policy regarding director attendance at our annual meeting of stockholders.

The Board’s Role in Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest of director nominees. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Stockholder Communications with the Board of Directors

The Company’s corporate governance policies set forth a process by which stockholders and other interested third parties can send communications to the non-management members of the Board of Directors. When stockholders or other interested third parties have concerns, they may make them known to the non-management directors by communication via independent.director@nfenergy.com. All such correspondence is provided to the independent directors at, or prior to, the next regular Board meeting.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors, employees, consultants and advisors. The Code of Business Conduct and Ethics is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at www.nfenergy.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee is responsible for reviewing, approving and managing the engagement of the Company’s independent registered public accounting firm, including the scope, extent and procedures of the annual audit and compensation to be paid therefore, and all other matters the audit committee deems appropriate, including the Company’s independent registered public accounting firm’s accountability to the Board of Directors and the Audit Committee. The Audit Committee reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under auditing standards generally accepted in the United States, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed the results of the Company’s independent registered public accounting firm’s examination of the financial statements. In addition, the Audit Committee discussed with the Company’s independent registered public accounting firm the independent registered public accounting firm’s independence from management and the Company, including the matters in the written disclosures and the letter regarding its independence as required by the applicable requirements of the Public Company Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The Audit Committee also considered whether the provision of any non-audit services was compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audits, and received from them written disclosures and letter regarding their independence. The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee held four meetings during the fiscal year ended December 31, 2014.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission. The audit committee has also retained HKCMCPA Company Limited as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Audit Committee:

Mia Kuang Ching
Jianxin (Jason) Wang
Zhuting liu

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL II

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected HKCMCPA Company Limited as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. Representatives of HKCMCPA Company Limited are expected to be present at the Annual Meeting and will be available to respond to appropriate questions.

Stockholder ratification of the selection of HKCMCPA Company Limited as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board of Directors, on behalf of the Audit Committee, is submitting the selection of HKCMCPA Company Limited to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required.  The affirmative vote of a majority of the shares of Common Stock present, whether in person or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the selection of HKCMCPA Company Limited. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal II.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL II

Principal Accountant Fees

HKCMCPA Company Limited audited the Company’s financial statements for fiscal years 2013 and 2014. The following is a summary of the aggregate fees billed to the Company by HKCMCPA Company Limited for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2014:

	Fiscal Year Ended December 31,
	2013	2014
Audit Fees	$74,500	$74,500
Audit-Related Fees	-0-	-0-
Tax Fees	-0-	-0-
All Other Fees	-0-	-0-
Total Fees	$74,500	$74,500

Audit Fees.  These are fees for professional services for the audit of the Company’s annual financial statements, and for the review of the financial statements included in the Company’s filings on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements, The amounts of $74,500 shown for HKCMCPA in 2014 related to (i) the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2013, and (ii) the review of the financial statements included in the Company’s filings on Form 10-Q for the first, second and third quarters of 2014. The amounts $74,500 shown for HKCMCPA in 2013 related to (i) the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2012, and (ii) the review of the financial statements included in the Company’s filings on Form 10-Q for the first, second and third quarters of 2013.

Audit-Related Fees.  These are fees for the assurance and related services reasonably related to the performance of the audit or the review of the Company’s financial statements. There were no audit-related fees billed during the years ended December 31, 2014 or 2013.

Tax Fees.  These are fees for professional services with respect to tax compliance, tax advice, and tax planning. There were no tax fees billed during the years ended December 31, 2014 or 2013.

All Other Fees.  These are fees for permissible work that does not fall within any of the other fee categories, i.e., Audit Fees, Audit-Related Fees, or Tax Fees. There were no other fees billed during the years ended December 31, 2014 or 2013.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee has the sole and direct responsibility for appointing, evaluating and retaining the Company’s independent registered public accounting firm and overseeing their work. All audit services to be provided to the Company and all non-audit services, other than de minims non-audit services, to be provided to the Company by the independent accountants must be approved in advance by the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of October 19, 2015 for: (i) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our directors and executive officers as a group:

Name and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Owner(s)(1)	Percentage of Beneficial Ownership
Pelaria(2) P.O. Box 957 Offshore Incorporation Centre Road Town, Tortola, BVI	2,540,119	38.76%
Cloverbay(2) P.O. Box 957 Offshore Incorporation Centre Road Town, Tortola, BVI	834,142	12.73%
Total	3,374,261	51.49%
Gang, Li(3) Chairman, CEO and President	2,699,408	41.19%
Lihua Wang(4) Director and CFO	674,853	10.30%
Mia Kuang Ching Independent Director	-0-	-0-
Jianxin (Jason) Wang Independent Director	-0-	-0-
Zhuting Liu Independent Director	-0-	-0-
All officers and directors as a group (5 persons)	3,374,261	51.49%

*	Represents less than one percent.
(1)	Pursuant to Rule 13-d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned. Unless as otherwise set forth in the table, the address of each beneficial owner is c/o 390 Qingnian Avenue, Heping District, Shenyang, Liaoning Province, P. R. China 110015.
(2)	Pelaria International Ltd. (“Pelaria”) and Cloverbay International Limited (“Cloverbay”) are the record owners of the stated number of shares. Pelaria and Cloverbay are wholly-owned subsidiaries of Liaoning Nengfa Weiye New Energy Application Co., Ltd. (“Weiye Energy”). Weiye Energy is 80% owned by Gang Li and 20% owned by Lihua Wang. Mr. Li and Ms. Wang are two of the three directors of Weiye Energy, and therefore, effectively share the voting and dispositive authority over the shares.
(3)	Represents the 80% beneficial ownership of the shares of Weiye Energy, described in footnote 2 above.
(4)	Represents the 20% beneficial ownership of the shares of Weiye Energy, described in footnote 2 above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our equity securities that are registered pursuant to Section 12 of the Securities Exchange Act, to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

We believe that our directors, officers and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

We did not provide any compensation to our executive officers for the years ended December 31, 2014 or 2013.

Compensation of Directors

Each member of the Board, who is not an employee, receives compensation for his or her service on the Board. Mr. Mia Ching and Mr. Jianxin Wang are entitled to an annual retainer of $24,000 and Mr. Zhuting Liu is entitled to $598 per year. No equity awards were granted to non-employee directors in 2014 and 2013. The following table sets forth the compensation paid to members of our Board who are not executive officers for the year ended December 31, 2014:

Name	Compensation	Other Fee	Total
Ming Ching	$24,000	—	$24,000
Jianxin Wang	$24,000	—	$24,000
Zhuting Liu	$598	—	$598

Outstanding Equity Awards at December 31, 2014

We have not implemented a stock option plan at this time and since inception, we have not issued any stock options, stock appreciation rights or other equity awards to our executive officers. We may decide, at a later date, and reserve the right to, initiate such a plan or plans as deemed appropriate by the Board of Directors.

Pension Benefits

We have not entered into any pension benefit agreements with any of our executive officers or directors. We contribute to the social insurance for our employees each month, which includes pension, medical insurance, unemployment insurance, occupational injuries insurance and housing provision funds in accordance with PRC regulations.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

CERTAIN TRANSACTIONS

Transactions with related persons, promoters and certain control persons

In June 2012, the Company obtained a short-term loan of $1,500,000 from a related company which is controlled by Ms. Lihua Wang (the Company’s CFO) and Mr. Gang Li (the Company’s CEO). This note is unsecured, carries interest at 2.5% per annum, payable at maturity and originally due on May 31, 2013. Upon maturity, the note holder was agreed to extend the maturity date to May 31, 2015. On May 7, 2015, the aggregate of $1,718,333.33 of principal amount of debt plus accrued and unpaid interest due under this loan was converted into 834,142 shares of the Company’s common stock at a conversion rate of $2.06 per share.

Policy and Procedures Governing Related Person Transactions

In accordance with its charter, the Audit Committee is responsible for reviewing all “related party transactions” (defined as such transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an on-going basis. All such related party transactions must be approved by the Audit Committee.

HOUSEHOLDING OF PROXY MATERIALS

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report from us directly, please contact us by writing to NF Energy Saving Corporation, Secretary of Board of Directors, 390 Qingnian Avenue, Heping District, Shenyang, Liaoning Province, PRC, 110015.

OTHER MATTERS

Our Board of Directors does not know of any matters that are to be presented for action at the Annual Meeting other than those described in this Proxy Statement. Should any other matter come before the Annual Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

By Order of the Board of Directors

Gang Li
President and Chief Executive Officer
November 9, 2015

NF ENERGY SAVING CORPORATION

PROXY CARD

2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints GANG LI and LIHUA WANG, and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of common stock of NF Energy Saving Corporation (the “Company”) which the undersigned may be entitled to vote at the 2015 Annual Meeting of Stockholders to be held on December 9, 2015, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

1.	To elect five (5) directors to serve for one-year terms ending in the year 2016 or until each of their successors are duly elected and qualified:

Gang Li Lihua Wang Mia Kuang Ching Jianxin (Jason) Wang Zhuting Liu	☐ FOR all nominees listed at left (except as written below to the contrary)	☐ WITHHOLD AUTHORITY TO VOTE for all at left

Instruction: To withhold authority to vote for an individual nominee, write the nominee’s name in the space provided above.

2.	To ratify the appointment of HKCMCPA Company Limited as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015:

☐ FOR	☐ AGAINST	☐ ABSTAIN

The shares represented by this proxy will be voted as directed by the undersigned stockholder. If no direction is given, such shares will be voted “FOR” the nominees listed in Proposal 1, “FOR” Proposal 2 and in the discretion of the proxy holder(s) with respect to other matters properly brought before the meeting, including any adjournments thereof.

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE
ENVELOPE PROVIDED FOR THIS PURPOSE.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

Date: , 2015

Signature:

Signature if held jointly:

Note: When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.